Exhibit 10.21

FIRST AMENDMENT TO VENTURE LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO VENTURE LOAN AND SECURITY AGREEMENT (this “Agreement”), dated as of June 4, 2024, is entered into by and among KODIAK ROBOTICS, INC., a Delaware corporation (“Borrower”), HORIZON TECHNOLOGY FINANCE CORPORATION (“Horizon”), as collateral agent, HORIZON FUNDING I, LLC, as an assignee of Horizon, as a Lender (“HFI”), HORIZON CREDIT II LLC, as an assignee of Horizon, as a Lender (“HCII”) and HORIZON FUNDING TRUST 2022-1, as an assignee of Horizon, as a Lender (“HF Trust” and, collectively with HFI and HCII, “Lenders”).

RECITALS

A. Borrower, Horizon and Lenders are parties to a certain Venture Loan and Security Agreement dated as of September 28, 2022, as amended from time to time (as so amended, the “Loan Agreement”) pursuant to which, among other things, (a) Horizon provided a loan to Borrower (“Loan A”) as evidenced by a certain Secured Promissory Note (Loan A) executed by the Borrower in favor of Horizon, dated as of September 28, 2022, in the original principal amount of Ten Million Dollars ($10,000,000) (the “Loan A Note”), (b) Horizon provided a loan to Borrower (“Loan B”) as evidenced by a certain Secured Promissory Note (Loan B) executed by the Borrower in favor of Horizon, dated as of September 28, 2022, in the original principal amount of Ten Million Dollars ($10,000,000) (the “Loan B Note”), (c) Horizon provided a loan to Borrower (“Loan C”) as evidenced by a certain Secured Promissory Note (Loan C) executed by the Borrower in favor of Horizon, dated as of September 28, 2022, in the original principal amount of Five Million Dollars ($5,000,000) (the “Loan C Note”), (d) Horizon provided a loan to Borrower (“Loan D”) as evidenced by a certain Secured Promissory Note (Loan D) executed by the Borrower in favor of Horizon, dated as of September 28, 2022, in the original principal amount of Five Million Dollars ($5,000,000) (the “Loan D Note”, and collectively with the Loan A Note, the Loan B Note, and the Loan C Note, the “Notes”), and (e) Horizon and Lenders have been granted a security interest by Borrower in all assets of Borrower, except with respect to Borrower’s Intellectual Property (as defined in the Loan Agreement).

B. Horizon, on November 9, 2022, assigned all of its right, title and interest in and to the Loan A Note to Horizon Funding 2022-1 LLC, who in turn, assigned all of its right, title and interest in and to the Loan A Note to HF Trust on November 9, 2022.

C. Horizon, on September 28, 2022, assigned all of its right, title and interest in and to the Loan B Note to Horizon Secured Loan Fund I LLC (“HSLF”), who in turn, assigned all of its right, title and interest in and to the Loan B Note to HFI on September 28, 2022.

D. Horizon, on September 28, 2022, assigned all of its right, title and interest in and to the Loan C Note to HCII.

E. Horizon, on September 28, 2022, assigned all of its right, title and interest in and to the Loan D Note to Horizon Secured Loan Fund I LLC (“HSLF”), who in turn, assigned all of its right, title and interest in and to the Loan D Note to HFI on September 28, 2022.

F. Borrower and Lenders desire to, among other things, (i) amend the Loan Agreement to revise the definition of Collateral to include Borrower’s Intellectual Property, and (ii) revise the repayment schedule of each Note.

G. Lenders are willing to grant such request, but only to the extent, and in accordance with the terms, and subject to the conditions, set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lenders hereby agree as follows:

1. Definitions; Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. Other rules of construction set forth in the Loan Agreement, to the extent not inconsistent with this Agreement, apply to this Agreement and are hereby incorporated by reference.

2. Confirmation. Borrower hereby acknowledges and agrees that: (i) the Loan Agreement sets forth the legal, valid, binding and continuing obligations of Borrower to Lenders, (ii) the Obligations to Lenders under the Loan Agreement are secured by validly perfected security interests in all assets of Borrower, except as set forth in the Loan Agreement and (iii) Borrower has no cause of action, claim, defense or set-off against any Lender in any way regarding or relating to the Loan Agreement or any Lender’s actions thereunder and to the extent any such cause of action, claim, defense or set-off arose on or prior to the date of this Agreement, it is waived and each Lender is released from any claims of Borrower. Borrower represents and warrants that no Default or Event of Default has occurred under the Loan Agreement.

3. Amendments to Loan Agreement.

(a)	Borrower and Lenders hereby agree that Section 1.1 of the Loan Agreement is hereby amended to add the following definitions in the proper alphabetic order:

“First Amendment” means that certain First Amendment to Venture Loan and Security Agreement, dated as of the First Amendment Effective Date, by and among the Borrower, Lenders and the Collateral Agent.

“First Amendment Effective Date” means June 4, 2024.

“IP Exclusion Period” means the period beginning with the consummation of a Qualified Financing, and ending on the date in which the aggregate amount of the Borrower’s cash and cash equivalents on deposit in deposit and/or securities accounts that are subject to an Account Control Agreement in favor of the Collateral Agent is less than Ten Million Dollars ($10,000,000).

“Qualified Financing” means, during the period commencing on the First Amendment Effective Date and continuing through the date of the sale of Equity Securities of Borrower to purchasers in an aggregate gross cash amount of not less than Sixty-Five Million Dollars ($65,000,000).”

(b)	Borrower and Lenders hereby agree that Section 2.2(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Scheduled Payments. Borrower shall make a payment of accrued interest and principal in the amounts and on the Payment Dates as set forth in the Note applicable to such Loan (collectively, the “Scheduled Payments”). Borrower shall make such Scheduled Payments commencing on the date set forth in the Note applicable to such Loan and continuing thereafter on the first Business Day of each calendar month (each a “Payment Date”) through the Maturity Date. In any event, all unpaid principal and accrued interest on each Loan shall be due and payable in full on the Maturity Date.”

(c)	Borrower and Lenders hereby agree that Section 4.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“4.1 Grant of Security Interests. Borrower grants to Collateral Agent and Lenders a valid, continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt, full and complete payment of any and all Obligations and in order to secure prompt, full and complete performance by Borrower of each of its covenants and duties under each of the Loan Documents (other than the Warrants). The “Collateral” shall mean and include all right, title, interest, claims and demands of Borrower in the following:

(a)

All goods (and embedded computer programs and supporting information included within the definition of “goods” under the Code) and equipment now owned or hereafter acquired, including all laboratory equipment, computer equipment, office equipment, machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

(b)

All inventory now owned or hereafter acquired, including all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower’s books relating to any of the foregoing;

(c)

All contract rights and general intangibles (including Intellectual Property), now owned or hereafter acquired, including goodwill, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, claims, software, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payment intangibles, commercial tort claims, payments of insurance and rights to payment of any kind;

(d)

All now existing and hereafter arising accounts, contract rights, royalties, license rights, license fees and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower (subject, in each case, to the contractual rights of third parties to require funds received by Borrower to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower’s books relating to any of the foregoing;

(e)

All documents, cash, deposit accounts, letters of credit and letters of credit rights (whether or not the letter of credit is evidenced by a writing) and other supporting obligations, certificates of deposit, instruments, promissory notes, chattel paper (whether tangible or electronic) and investment property, including all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now owned or hereafter acquired and Borrower’s books relating to the foregoing; and

(f)

To the extent not covered by clauses (a) through (e), all other personal property of the Borrower, whether tangible or intangible, and any and all rights and interests in any of the above and the foregoing and, any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof, including insurance, condemnation, requisition or similar payments and proceeds of the sale or licensing of Intellectual Property.

Notwithstanding the foregoing, during an IP Exclusion Period, the Collateral shall exclude any Intellectual Property; provided, however, that the Collateral shall include all accounts receivables, accounts, and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the foregoing (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of the date hereof, include the Intellectual Property to the extent necessary to permit perfection of Lenders’ security interest in the Rights to Payment.

Notwithstanding the foregoing, the Collateral shall not include (i) more than 65% of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Borrower of any Subsidiary formed outside of the United States of America which shares entitle the holder thereof to vote for directors or any other matter, (ii) rights held under a license or other agreement that are not assignable by their terms without the consent of the licensor thereof (but only to the extent such restriction on assignment is enforceable under applicable law), (iii) any interest of Borrower as a lessee under an equipment lease subject to subsection (e) of Permitted Liens if Borrower is prohibited by the terms of such lease from granting a security interest in such lease or under which an assignment or Lien would cause a default to occur under such lease; provided, however, that upon the termination of such equipment lease, the property shall immediately become Collateral without any action by Borrower or Lenders, (iv) intent-to-use trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording or a statement of use with the United States Patent and Trademark Office or otherwise, but only to the extent that granting of a security interest in such intent-to-use trademarks would be contrary to applicable law, (v) property for which the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral without any action by Borrower or Lenders; and (vi) cash collateral accounts subject to Liens permitted by clause (o) of the definition of Permitted Liens.

Notwithstanding the foregoing, upon the conclusion of any IP Exclusion Period, (i) the definition of “Collateral” as contained herein shall automatically, without any action required by any party, be amended to include Borrower’s Intellectual Property, and (ii) Borrower shall immediately (and in any event, within five (5) days following the conclusion of any IP Exclusion Period) execute and deliver to Lenders grants of security interests in any United States federally registered Intellectual Property owned by Borrower in substantially the form agreed upon by Lenders and Borrower.”

(d)	Co-Borrowers and Lenders hereby agree that Section 4.3 of the Loan Agreement is hereby amended by adding the following to the end of such Section:

“; provided that, during an IP Exclusion Period, Collateral Agent and Lenders shall, at Borrower’s written request and sole cost and expense, execute and deliver releases of any grants of security interests in Intellectual Property filed with the USPTO or USCO, as applicable, and hereby authorizes the Borrower and their designees to record such releases with the USPTO or USCO, as applicable.”

(e)	Borrower and Lenders hereby agree that Section 4.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“4.7

Intellectual Property. Borrower shall promptly notify Lenders on or before the federal registration or filing by Borrower of any patent or patent application, or trademark or trademark application, or copyright or copyright application and shall promptly execute and deliver to Lenders any grants of security interests in same, in form acceptable to Lenders, to file with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.”

4. Amended and Restated Notes. The Notes are each hereby amended and restated as set forth in substantially the form of Exhibit A attached hereto (the “Amended and Restated Notes”).

5. Conditions to Effectiveness. Each Lender’s and Collateral Agent’s consent and agreement herein is expressly conditioned on the following:

(a)	Borrower executing and delivering to Lenders an executed copy of this Agreement;

(b)	Borrower executing and delivering to each respective Lender its Amended and Restated Note;

(c)

Each of the representations and warranties made in this Agreement shall be true and correct in all material respects on and as of the date hereof as if made on and as of such date, both before and immediately after giving effect to this Agreement (except with respect to any such representation or warranty which is already qualified by a materiality qualifier, in which case such representation or warranty shall be true and correct in all respects, and where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date);

(d)	Borrower executing and delivering to Lenders grants of security interests in any United States federally registered Intellectual Property, in substantially the forms attached hereto as Exhibit B; and

(e)	Borrower paying Lenders’ reasonable and documented legal fees incurred in connection with this Agreement, in the sum of Five Thousand Dollars ($5,000).

6. Representations and Warranties.

(a)

At and as of the date of this Agreement and both prior to and immediately after giving effect to this Agreement, each of the representations and warranties contained in the Loan Agreement is true and correct in all material respects (except with respect to any such representation or warranty which is already qualified by a materiality qualifier, in which case such representation or warranty shall be true and correct in all respects, and where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)

Borrower has all necessary power and authority to execute, deliver, and perform in accordance with the terms thereof, this Agreement. Borrower has all requisite power and authority to own and operate its Property and to carry on its businesses as now conducted.

7. Effect of Agreement. Except as expressly provided hereunder, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of any Lender, nor constitute a waiver of any provision of the Loan Agreement. Except to the limited extent expressly provided herein, nothing contained herein shall, or shall be construed to (nor shall Borrower ever argue to the contrary) (i) modify the Loan Agreement or any other Loan Document, (ii) modify, waive, impair, or affect any of the covenants, agreements, terms, and conditions thereof, or (iii) waive the due keeping, observance and/or performance thereof, each of which is hereby ratified and confirmed by Borrower.

8. Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without reference to conflicts of law rules.

10. Counterparts. This Agreement may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

11. Integration. This Agreement and the Loan Documents constitute and contain the entire agreement of Borrower and Lenders with respect to their respective subject matters, and supersede any and all prior agreements, correspondence and communications.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower and Lenders have caused this Agreement to be executed as of the day and year first above written.

BORROWER:

KODIAK ROBOTICS, INC.

By:	/s/ Donald Burnette
Name:	Donald Burnette
Title:	CEO

COLLATERAL AGENT:		LENDER:
HORIZON TECHNOLOGY FINANCE CORPORATION		HORIZON FUNDING I, LLC, as a Lender
By: Horizon Secured Loan Fund I LLC, its sole member

By:	/s/ Daniel S. Devorsetz	By:	/s/ Daniel S. Devorsetz
Name:	Daniel S. Devorsetz	Name:	Daniel S. Devorsetz
Title: Executive Vice President, Chief Operating Officer and Chief Investment Officer		Title: Manager

LENDER:		LENDER:
HORIZON FUNDING TRUST 2022-1		HORIZON FUNDING II, LLC, as a Lender
By: Horizon Technology Finance Corporation, its agent

By:	/s/ Daniel S. Devorsetz	By:	/s/ Daniel S. Devorsetz
Name:	Daniel S. Devorsetz	Name:	Daniel S. Devorsetz
Title: Executive Vice President, Chief Operating Officer and Chief Investment Officer		Title: Executive Vice President, Chief Operating Officer and Chief Investment Officer

[Signature Page to First Amendment to Venture Loan and Security Agreement - Kodiak]

EXHIBIT A

Amended and Restated Notes

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Loan A)

$10,000,000.00	Originally dated as of September 28, 2022

Amended and restated as of May , 2024

FOR VALUE RECEIVED, the undersigned, KODIAK ROBOTICS, INC., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to HORIZON FUNDING TRUST 2022-1, a Delaware statutory trust (“Lender”), as assignee of HORIZON TECHNOLOGY FINANCE CORPORATION, a Delaware corporation (“Horizon”) the principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) or such lesser amount as shall equal the outstanding principal balance of Loan A (the “Loan”) made to Borrower by Lender pursuant to the Loan Agreement (as defined below), and to pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement. Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Loan Agreement. This Amended and Restated Secured Promissory Note (Loan A) (this “Note”) amends and restates, in its entirety, that certain Secured Promissory Note (Loan A) issued by Borrower to Horizon on September 28, 2022 (the “Original Note”). Nothing contained herein shall be deemed a repayment or novation of the Original Note.

Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate, each as established in accordance with the Loan Agreement (as defined below). Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed. If the Funding Date is not the first day of the month, interim interest accruing from the Funding Date through the last day of that month shall be paid on the first Business Day of the next calendar month. Commencing October 1, 2022, and continuing on the first day of each month thereafter (each a “Payment Date”), Borrower shall make a payment to Lender of principal, in the amount and on the dates shown on Exhibit A annexed hereto, plus accrued but unpaid interest on the outstanding principal amount of the Loan (the “Scheduled Payments”).

Without duplication with the Loan Agreement, on the earliest to occur of (i) April 1, 2026, (ii) payment in full of the principal balance of the Loan or (iii) an Event of Default and demand by Lender of payment in full of the Loan, Borrower shall make a payment of Four Hundred Thousand and 00/100 Dollars ($400,000.00) to Lender (the “Final Payment”). If not sooner paid, all outstanding amounts hereunder and under the Loan Agreement shall become due and payable on April 1, 2026.

Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note is referred to in, and is entitled to the benefits of, the Venture Loan and Security Agreement dated as of September 28, 2022, as amended from time to time (as so amended, the “Loan Agreement”), by and among Borrower, Lender, Horizon as Collateral Agent, Horizon Funding I, LLC, as a lender, and Horizon Credit II LLC, as a lender. The Loan Agreement, among other things, (a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid, except as set forth in Section 2.3 of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

To the extent permitted by applicable law, presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all fees and expenses, including attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

Any reference herein to Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

[Remainder of page intentionally left blank; signature page follows]

This Note shall be governed by and construed under the laws of the State of Connecticut. Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the state or federal courts located within the State of Connecticut.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER: KODIAK ROBOTICS, INC.

By:
Name:
Title:

SIGNATURE PAGE TO A&R SECURED PROMISSORY NOTE (LOAN A) - KODIAK

EXHIBIT A

Date	Applied to Principal

10/1/2022	0.00
11/1/2022	0.00
12/1/2022	0.00
1/1/2023	0.00
2/1/2023	0.00
3/1/2023	0.00
4/1/2023	0.00
5/1/2023	0.00
6/1/2023	0.00
7/1/2023	0.00
8/1/2023	0.00
9/1/2023	0.00
10/1/2023	0.00
11/1/2023	0.00
12/1/2023	0.00
1/1/2024	0.00
2/1/2024	0.00
3/1/2024	0.00
4/1/2024	0.00
5/1/2024	0.00
6/1/2024	0.00
7/1/2024	0.00
8/1/2024	0.00
9/1/2024	0.00
10/1/2024	0.00
11/1/2024	0.00
12/1/2024	0.00
1/1/2025	0.00
2/1/2025	0.00
3/1/2025	0.00
4/1/2025	555,555.56
5/1/2025	555,555.56
6/1/2025	555,555.56
7/1/2025	555,555.56
8/1/2025	555,555.56
9/1/2025	555,555.56
10/1/2025	555,555.56
11/1/2025	555,555.56
12/1/2025	555,555.56
1/1/2026	555,555.56
2/1/2026	1,481,481.49
3/1/2026	1,481,481.49
4/1/2026	1,481,481.42

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Loan B)

$10,000,000.00	Originally dated as of September 28, 2022

Amended and restated as of May , 2024

FOR VALUE RECEIVED, the undersigned, KODIAK ROBOTICS, INC., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to HORIZON FUNDING I, LLC, a Delaware limited liability company (“Lender”), as assignee of HORIZON TECHNOLOGY FINANCE CORPORATION, a Delaware corporation (“Horizon”) the principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) or such lesser amount as shall equal the outstanding principal balance of Loan B (the “Loan”) made to Borrower by Lender pursuant to the Loan Agreement (as defined below), and to pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement. Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Loan Agreement. This Amended and Restated Secured Promissory Note (Loan B) (this “Note”) amends and restates, in its entirety, that certain Secured Promissory Note (Loan B) issued by Borrower to Horizon on September 28, 2022 (the “Original Note”). Nothing contained herein shall be deemed a repayment or novation of the Original Note.

Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate, each as established in accordance with the Loan Agreement (as defined below). Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed. If the Funding Date is not the first day of the month, interim interest accruing from the Funding Date through the last day of that month shall be paid on the first Business Day of the next calendar month. Commencing October 1, 2022, and continuing on the first day of each month thereafter (each a “Payment Date”), Borrower shall make a payment to Lender of principal, in the amount and on the dates shown on Exhibit A annexed hereto, plus accrued but unpaid interest on the outstanding principal amount of the Loan (the “Scheduled Payments”).

Without duplication with the Loan Agreement, on the earliest to occur of (i) April 1, 2026, (ii) payment in full of the principal balance of the Loan or (iii) an Event of Default and demand by Lender of payment in full of the Loan, Borrower shall make a payment of Four Hundred Thousand and 00/100 Dollars ($400,000.00) to Lender (the “Final Payment”). If not sooner paid, all outstanding amounts hereunder and under the Loan Agreement shall become due and payable on April 1, 2026.

Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note is referred to in, and is entitled to the benefits of, the Venture Loan and Security Agreement dated as of September 28, 2022, as amended from time to time (as so amended, the “Loan Agreement”), by and among Borrower, Lender, Horizon as Collateral Agent, Horizon Funding Trust 2022-1, as a lender, and Horizon Credit II LLC, as a lender. The Loan Agreement, among other things, (a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid, except as set forth in Section 2.3 of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

To the extent permitted by applicable law, presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all fees and expenses, including attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

Any reference herein to Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

[Remainder of page intentionally left blank; signature page follows]

This Note shall be governed by and construed under the laws of the State of Connecticut. Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the state or federal courts located within the State of Connecticut.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER: KODIAK ROBOTICS, INC.

By:
Name:
Title:

SIGNATURE PAGE TO A&R SECURED PROMISSORY NOTE (LOAN B) - KODIAK

EXHIBIT A

Date	Applied to Principal

10/1/2022	0.00
11/1/2022	0.00
12/1/2022	0.00
1/1/2023	0.00
2/1/2023	0.00
3/1/2023	0.00
4/1/2023	0.00
5/1/2023	0.00
6/1/2023	0.00
7/1/2023	0.00
8/1/2023	0.00
9/1/2023	0.00
10/1/2023	0.00
11/1/2023	0.00
12/1/2023	0.00
1/1/2024	0.00
2/1/2024	0.00
3/1/2024	0.00
4/1/2024	0.00
5/1/2024	0.00
6/1/2024	0.00
7/1/2024	0.00
8/1/2024	0.00
9/1/2024	0.00
10/1/2024	0.00
11/1/2024	0.00
12/1/2024	0.00
1/1/2025	0.00
2/1/2025	0.00
3/1/2025	0.00
4/1/2025	555,555.56
5/1/2025	555,555.56
6/1/2025	555,555.56
7/1/2025	555,555.56
8/1/2025	555,555.56
9/1/2025	555,555.56
10/1/2025	555,555.56
11/1/2025	555,555.56
12/1/2025	555,555.56
1/1/2026	555,555.56
2/1/2026	1,481,481.49
3/1/2026	1,481,481.49
4/1/2026	1,481,481.42

SIGNATURE PAGE TO A&R SECURED PROMISSORY NOTE (LOAN C) - KODIAK

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Loan C)

$5,000,000.00	Originally dated as of September 28, 2022

Amended and restated as of May , 2024

FOR VALUE RECEIVED, the undersigned, KODIAK ROBOTICS, INC., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to HORIZON CREDIT II LLC, a Delaware limited liability company (“Lender”), as assignee of HORIZON TECHNOLOGY FINANCE CORPORATION, a Delaware corporation (“Horizon”) the principal amount of Five Million and 00/100 Dollars ($5,000,000.00) (the “Loan”) made to Borrower by Lender pursuant to the Loan Agreement (as defined below), and to pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement. Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Loan Agreement. This Amended and Restated Secured Promissory Note (Loan C) (this “Note”) amends and restates, in its entirety, that certain Secured Promissory Note (Loan C) issued by Borrower to Horizon on September 28, 2022 (the “Original Note”). Nothing contained herein shall be deemed a repayment or novation of the Original Note.

Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate, each as established in accordance with the Loan Agreement (as defined below). Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed. If the Funding Date is not the first day of the month, interim interest accruing from the Funding Date through the last day of that month shall be paid on the first Business Day of the next calendar month. Commencing October 1, 2022, and continuing on the first day of each month thereafter (each a “Payment Date”), Borrower shall make a payment to Lender of principal, in the amount and on the dates shown on Exhibit A annexed hereto, plus accrued but unpaid interest on the outstanding principal amount of the Loan (the “Scheduled Payments”).

Without duplication with the Loan Agreement, on the earliest to occur of (i) April 1, 2026, (ii) payment in full of the principal balance of the Loan or (iii) an Event of Default and demand by Lender of payment in full of the Loan, Borrower shall make a payment of Two Hundred Thousand and 00/100 Dollars ($200,000.00) to Lender (the “Final Payment”). If not sooner paid, all outstanding amounts hereunder and under the Loan Agreement shall become due and payable on April 1, 2026.

Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note is referred to in, and is entitled to the benefits of, the Venture Loan and Security Agreement dated as of September 28, 2022, as amended from time to time (as so amended, the

SIGNATURE PAGE TO A&R SECURED PROMISSORY NOTE (LOAN C) - KODIAK

“Loan Agreement”), by and among Borrower, Lender, Horizon, as Collateral Agent, Horizon Funding Trust 2022-1, as a lender, and Horizon Funding I, LLC, as a lender. The Loan Agreement, among other things, (a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid, except as set forth in Section 2.3 of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

To the extent permitted by applicable law, presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all fees and expenses, including attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

Any reference herein to Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

[Remainder of page intentionally left blank; signature page follows]

SIGNATURE PAGE TO A&R SECURED PROMISSORY NOTE (LOAN C) - KODIAK

This Note shall be governed by and construed under the laws of the State of Connecticut. Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the state or federal courts located within the State of Connecticut.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER: KODIAK ROBOTICS, INC.

By:
Name:
Title:

SIGNATURE PAGE TO A&R SECURED PROMISSORY NOTE (LOAN C) - KODIAK

EXHIBIT A

Date	Applied to Principal

10/1/2022	0.00
11/1/2022	0.00
12/1/2022	0.00
1/1/2023	0.00
2/1/2023	0.00
3/1/2023	0.00
4/1/2023	0.00
5/1/2023	0.00
6/1/2023	0.00
7/1/2023	0.00
8/1/2023	0.00
9/1/2023	0.00
10/1/2023	0.00
11/1/2023	0.00
12/1/2023	0.00
1/1/2024	0.00
2/1/2024	0.00
3/1/2024	0.00
4/1/2024	0.00
5/1/2024	0.00
6/1/2024	0.00
7/1/2024	0.00
8/1/2024	0.00
9/1/2024	0.00
10/1/2024	0.00
11/1/2024	0.00
12/1/2024	0.00
1/1/2025	0.00
2/1/2025	0.00
3/1/2025	0.00
4/1/2025	277,777.78
5/1/2025	277,777.78
6/1/2025	277,777.78
7/1/2025	277,777.78
8/1/2025	277,777.78
9/1/2025	277,777.78
10/1/2025	277,777.78
11/1/2025	277,777.78
12/1/2025	277,777.78
1/1/2026	277,777.78
2/1/2026	740,740.75
3/1/2026	740,740.75
4/1/2026	740,740.70

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Loan D)

$5,000,000.00	Originally dated as of September 28, 2022

Amended and restated as of May , 2024

FOR VALUE RECEIVED, the undersigned, KODIAK ROBOTICS, INC., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to HORIZON FUNDING I, LLC, a Delaware statutory trust (“Lender”), as assignee of HORIZON TECHNOLOGY FINANCE CORPORATION, a Delaware corporation (“Horizon”) the principal amount of Five Million and 00/100 Dollars ($5,000,000.00) (the “Loan”) made to Borrower by Lender pursuant to the Loan Agreement (as defined below), and to pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement. Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Loan Agreement. This Amended and Restated Secured Promissory Note (Loan D) (this “Note”) amends and restates, in its entirety, that certain Secured Promissory Note (Loan D) issued by Borrower to Horizon on September 28, 2022 (the “Original Note”). Nothing contained herein shall be deemed a repayment or novation of the Original Note.

Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate, each as established in accordance with the Loan Agreement (as defined below). Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed. If the Funding Date is not the first day of the month, interim interest accruing from the Funding Date through the last day of that month shall be paid on the first Business Day of the next calendar month. Commencing October 1, 2022, and continuing on the first day of each month thereafter (each a “Payment Date”), Borrower shall make a payment to Lender of principal, in the amount and on the dates shown on Exhibit A annexed hereto, plus accrued but unpaid interest on the outstanding principal amount of the Loan (the “Scheduled Payments”).

Without duplication with the Loan Agreement, on the earliest to occur of (i) April 1, 2026, (ii) payment in full of the principal balance of the Loan or (iii) an Event of Default and demand by Lender of payment in full of the Loan, Borrower shall make a payment of Two Hundred Thousand and 00/100 Dollars ($200,000.00) to Lender (the “Final Payment”). If not sooner paid, all outstanding amounts hereunder and under the Loan Agreement shall become due and payable on April 1, 2026.

Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note is referred to in, and is entitled to the benefits of, the Venture Loan and Security Agreement dated as of September 28, 2022, as amended from time to time (as so amended, the

“Loan Agreement”), by and among Borrower, Lender, Horizon as Collateral Agent, Horizon Funding Trust 2022-1, as a lender, and Horizon Credit II LLC, as a lender. The Loan Agreement, among other things, (a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid, except as set forth in Section 2.3 of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, interest on the Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

To the extent permitted by applicable law, presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all fees and expenses, including attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

Any reference herein to Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

[Remainder of page intentionally left blank; signature page follows]

This Note shall be governed by and construed under the laws of the State of Connecticut. Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the state or federal courts located within the State of Connecticut.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER: KODIAK ROBOTICS, INC.

By:
Name:
Title:

SIGNATURE PAGE TO A&R SECURED PROMISSORY NOTE (LOAN D) - KODIAK

EXHIBIT A

Date	Applied to Principal

10/1/2022	0.00
11/1/2022	0.00
12/1/2022	0.00
1/1/2023	0.00
2/1/2023	0.00
3/1/2023	0.00
4/1/2023	0.00
5/1/2023	0.00
6/1/2023	0.00
7/1/2023	0.00
8/1/2023	0.00
9/1/2023	0.00
10/1/2023	0.00
11/1/2023	0.00
12/1/2023	0.00
1/1/2024	0.00
2/1/2024	0.00
3/1/2024	0.00
4/1/2024	0.00
5/1/2024	0.00
6/1/2024	0.00
7/1/2024	0.00
8/1/2024	0.00
9/1/2024	0.00
10/1/2024	0.00
11/1/2024	0.00
12/1/2024	0.00
1/1/2025	0.00
2/1/2025	0.00
3/1/2025	0.00
4/1/2025	277,777.78
5/1/2025	277,777.78
6/1/2025	277,777.78
7/1/2025	277,777.78
8/1/2025	277,777.78
9/1/2025	277,777.78
10/1/2025	277,777.78
11/1/2025	277,777.78
12/1/2025	277,777.78
1/1/2026	277,777.78
2/1/2026	740,740.75
3/1/2026	740,740.75
4/1/2026	740,740.70

EXHIBIT B

Grants of Security Interests

GRANT OF SECURITY INTEREST

PATENTS

THIS GRANT OF SECURITY INTEREST, dated as of May __, 2024, is executed by KODIAK ROBOTICS, INC., a Delaware corporation with an address of 1049 Terra Bella Avenue, Mountain View, CA 94043 (“Debtor”), in favor of HORIZON TECHNOLOGY FINANCE CORPORATION, a Delaware corporation with an address of 312 Farmington Avenue, Farmington, Connecticut 06032 (“Secured Party”).

A. Pursuant to a certain Venture Loan and Security Agreement, dated as of September 28, 2022 as amended from time to time (as so amended, the “Agreement”) by and between Debtor and the Secured Party, the Secured Party agreed to extend credit to Debtor upon the terms and subject to the conditions set forth therein;

B. Debtor owns the patents and/or applications for patents, more particularly described on Schedules 1-A and 1-B annexed hereto as part hereof (collectively, the “Patents”);

C. Pursuant to the Agreement, Debtor has granted to Secured Party a security interest in all right, title and interest of Debtor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the “Collateral”), to secure the prompt payment, performance and observance of the Obligations (as defined in the Agreement);

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Debtor does hereby further grant to Secured Party a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

Debtor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Collateral granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, Debtor has caused this instrument to be executed as of the day and year first written above.

KODIAK ROBOTICS, INC.

By:
Name:
Title:

[Signature Page to Grant of Security Interest (Patents) – Kodiak]

SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

PATENTS

Patent	Owner	Registration Number	Registration Date

SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

PATENT APPLICATIONS

Patent Application	Owner	Application Number	Application Date

GRANT OF SECURITY INTEREST

TRADEMARKS

THIS GRANT OF SECURITY INTEREST, dated as of May __, 2024, is executed by KODIAK ROBOTICS, INC., a Delaware corporation with an address of 1049 Terra Bella Avenue, Mountain View, CA 94043 (“Debtor”), in favor of HORIZON TECHNOLOGY FINANCE CORPORATION, a Delaware corporation with an address of 312 Farmington Avenue, Farmington, Connecticut 06032 (“Secured Party”).

A. Pursuant to a certain Venture Loan and Security Agreement, dated as of September 28, 2022 as amended from time to time (as so amended, the “Agreement”) by and between Debtor and the Secured Party, the Secured Party agreed to extend credit to Debtor upon the terms and subject to the conditions set forth therein;

B. Debtor owns the registered trademarks, service marks (and applications and registrations therefor), of the United States, more particularly described on Schedules 1-A and 1-B annexed hereto as part hereof (collectively, the “Trademarks”);

C. Pursuant to the Agreement, Debtor has granted to Secured Party a security interest in all right, title and interest of Debtor in and to the Trademarks, together with associated goodwill, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Trademarks (the “Collateral”), to secure the prompt payment, performance and observance of the Obligations (as defined in the Agreement);

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Debtor does hereby further grant to Secured Party a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

Debtor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Collateral granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, Debtor has caused this instrument to be executed as of the day and year first written above.

KODIAK ROBOTICS, INC.

By:
Name:
Title:

[Signature Page to Grant of Security Interest (Trademarks) – Kodiak]

SCHEDULE 1-A TO GRANT OF SECURITY INTEREST

TRADEMARKS

Trademark	Owner	Registration Number	Registration Date

SCHEDULE 1-B TO GRANT OF SECURITY INTEREST

TRADEMARK APPLICATIONS

Trademark Application	Owner	Application Number	Application Date